UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005
                                (August 4, 2005)

                                 BLACKROCK, INC.
               (Exact name of registrant as specified in Charter)

          DELAWARE                  001-15305              51-0380803
          (State or other           (Commission            (IRS Employer
          jurisdiction of           File Number)           Identification No.)
          incorporation)

40 East 52nd Street, New York, New York               10022
(Address of principal executive officers)             (Zip Code)

       Registrant's telephone number, including area code: (212) 810-5300

            (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On August 4, 2005, the Board of Directors of BlackRock, Inc. (the "Company") elected Kenneth B. Dunn as a new director. The Board of Directors has also appointed Mr. Dunn to serve as a member of the Company's Audit Committee. Mr. Dunn is currently Dean and Professor of Financial Economics at the David A. Tepper School of Business at Carnegie Mellon University. Mr. Dunn received B.S. and M.B.A. degrees from The Ohio State University and a Ph.D. from Purdue University.

In connection with Mr. Dunn's appointment to the Audit Committee, the Board of Directors has determined that Mr. Dunn is an independent director under the applicable rules of the New York Stock Exchange ("NYSE") Corporate Governance Listing Standards and under Rule 10A-3 of the Securities Exchange Act of 1934. In addition, the Board of Directors has determined that Mr. Dunn meets the criteria to be considered an audit committee financial expert, as defined in
Item 401(h)(2) of Regulation S-K.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 4, 2005, the Board of Directors of the Company approved by a unanimous vote amendments to the Amended and Restated Bylaws ("Bylaws") of the Company (the "Amendments") to (a) amend the first sentence of Section 3.16(e) of the Bylaws by deleting such sentence in its entirety and replacing it with the following: "The standing committees which, subject to Section 3.16(a), shall be appointed from time to time by the Board of Directors shall be: the Executive Committee, the Audit Committee, the Nominating and Governance Committee and the Compensation Committee."; (b) amend Section 3.16(e)(iii) by replacing the term "Nominating Committee" with the term "Nominating and Governance Committee" in the title of the subsection and in the first and second sentence of the subsection, and adding the following third sentence: "The Nominating and Governance Committee will also recommend to the Board of Directors the Corporate Governance Guidelines applicable to the Corporation, lead the Board of Directors in its annual review of the performance of the Board of Directors and management and recommend to the Board of Directors director nominees for each committee.";
(c) amend Section 3.16(e)(v) by deleting such subsection in its entirety; and
(d) amend Section 4.5(a) by replacing the term "Nominating Committee" with the term "Nominating and Governance Committee" in the third sentence of the subsection. These amendments to the Bylaws remove references to the Investment Committee in the list of standing committees of the Board of the Directors, delete the section providing for the composition, powers and responsibilities of the Investment Committee and change references in the Bylaws to the "Nominating Committee" to the "Nominating and Governance Committee". The amendments are effective as of August 4, 2005. The text of the amendments is filed with this Current Report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

3.1  Amendment No. 3 to the Amended and Restated Bylaws of BlackRock, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BlackRock, Inc.
                                       (Registrant)


Date: August 4, 2005
                                       By: /s/ Robert P. Connolly
                                       -----------------------------------------
                                       Robert P. Connolly
                                       Managing Director, General Counsel
                                       and Secretary